UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2019

Science Applications International Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12010 Sunset Hills Road, Reston, VA 20190
(Address of Principal Executive Offices) (Zip Code)

(703) 676-4300
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Definitive Material Agreement.

The information set forth under Item 2.03 regarding the joinder of Engility Holdings, Inc., a Delaware corporation (“Engility”), and all of its wholly owned domestic subsidiaries as loan parties to Science Applications International Corporation’s, a Delaware corporation (“SAIC”), existing credit facility is incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by SAIC on September 10, 2018, SAIC, Engility, and Raptors Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of SAIC (“Merger Subsidiary”), entered into an Agreement and Plan of Merger, dated September 9, 2018 (the “Merger Agreement”).  On January 14, 2019, pursuant to the terms and conditions of the Merger Agreement, Merger Subsidiary was merged with and into Engility (the “Merger”), with Engility surviving as a wholly owned subsidiary of SAIC (the “Surviving Corporation”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock, par value $0.01 per share, of Engility (the “Engility Common Stock”) (other than shares of Engility Common Stock owned by SAIC or Merger Subsidiary and shares of treasury stock held by Engility, which were cancelled without consideration) outstanding immediately prior to the Merger was automatically cancelled and converted into the right to receive (i) an amount equal to 0.450 (the “Exchange Ratio”) of a share of the common stock of SAIC (the “SAIC Common Stock”), par value $0.0001 per share (the “Merger Consideration”) and (ii) cash in lieu of fractional shares of SAIC Common Stock as contemplated by the Merger Agreement.

Each outstanding Engility restricted stock unit (“Engility RSU”), whether vested or unvested, that was outstanding immediately prior to the Effective Time was, as of the Effective Time, automatically and without any action on the part of the holder thereof, converted into a restricted stock unit award of SAIC (“SAIC RSU”) on the terms and conditions (including, if applicable, any continuing vesting requirements and vesting acceleration terms) under the Engility Second Amended and Restated 2012 Long Term Performance Plan (as amended as of the Effective Time, the “Legacy Engility Plan”) and the applicable award agreement in effect immediately prior to the Effective Time, with respect to a number of shares of SAIC Common Stock, rounded up to the nearest whole share, determined by multiplying (i) the number of Shares subject to such Engility RSU immediately prior to the Effective Time by (ii) the Exchange Ratio.

Each Engility performance unit (“Engility PU”), whether vested or unvested, that was outstanding immediately prior to the Effective Time was, as of the Effective Time, automatically and without any action on the part of the holder thereof, converted into an SAIC RSU that vests solely based on the passage of time on the terms and conditions (including, if applicable, any continuing vesting requirements and vesting acceleration terms) under the Legacy Engility Plan and applicable award agreement in effect immediately prior to the Effective Time, with respect to a number of shares of SAIC Common Stock, rounded up to the nearest whole share, determined by multiplying (i) the number of shares subject to such Engility PU determined pursuant to the applicable award agreement governing the Engility PU that would vest based on the terms of such agreement by (ii) the Exchange Ratio.

The foregoing summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 10, 2018, which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance-Sheet Arrangement of a Registrant.

As previously disclosed in the Current Report on Form 8-K filed with the SEC by SAIC on September 10, 2018, SAIC entered into a Third Amended & Restated Credit Agreement (the “Credit Agreement”) dated October 31, 2018 with Citibank, N.A. (“Citibank”), as administrative agent and collateral agent, and certain other agents and lenders party thereto, which among other things, established a senior secured term loan “A” credit facility commitment in the amount of $1,068,000,000 (the “Term Loan A”).  In connection with the Merger, SAIC borrowed the entire amount of the Term Loan A, the proceeds of which were immediately used to repay Engility’s existing credit facility and outstanding notes and to pay fees and expenses associated with the Merger, with the balance retained by SAIC to be used for general corporate purposes.  In addition, upon the effectiveness of the Merger, SAIC’s revolving credit facility commitment under the Credit Agreement was automatically increased by an additional $200,000,000 and certain other terms of the Credit Agreement were automatically amended to reflect the Merger.  Proceeds under the revolving credit facility commitment will continue to be available for general corporate purposes.

The Credit Agreement is secured by substantially all of the assets of SAIC and SAIC’s wholly owned domestic subsidiaries, and is guaranteed by each of SAIC’s wholly owned domestic subsidiaries, which includes, in connection with the Merger, Engility and all of Engility’s wholly owned domestic subsidiaries pursuant to their entry into Supplement No. 1 to the Amended & Restated Guarantee and Collateral Agreement (the “Joinder”).  The foregoing description of the Joinder is not complete and is subject to, and qualified in its entirety by, the full text of the Joinder, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Term Loan A and under the revolving credit facility commitment will bear interest at a variable rate of interest based on LIBOR or a base rate, plus in each case an applicable margin.  Applicable margins with respect to borrowings of the Term Loan A and the revolving credit facility commitment will range from (a) for LIBOR loans, 1.25% to 2.00% and (b) for base rate loans, 0.25% to 1.00%, in each case based on the then applicable Leverage Ratio (as defined in the Credit Agreement).  In addition, under the Credit Agreement, SAIC is required to pay certain per annum commitment fees and fees for letters of credit.

Borrowings under the Term Loan A will amortize quarterly beginning on January 31, 2020 at 1.25% of the original borrowed amount thereunder, with such quarterly amortization payments increasing to 1.875% on January 31, 2021 and then to 2.50% on January 31, 2022.  Beginning with SAIC’s fiscal year ending on or about January 31, 2020, annual mandatory prepayments of a portion of SAIC’s Excess Cash Flow (as defined in the Credit Agreement) will be required.  The Term Loan A and the revolving credit facility commitment mature (and the revolving credit facility commitment terminates) on October 31, 2023.

The Credit Agreement contains customary covenants applicable to SAIC and its subsidiaries, which include limitations on: liens; accounting changes, nature of business, hedge agreements, sale leaseback transactions, dividends and issuance of capital stock, further negative pledges, investments, indebtedness, payments of subordinated indebtedness, other indebtedness and agreements, fundamental changes, and asset dispositions.  The Credit Agreement also requires the maintenance of a Senior Secured Leverage Ratio (as defined in the Credit Agreement) of not greater than (i) 4.50 to 1.00 for the next succeeding six fiscal quarters, and (iii) 4.00 to 1.00 thereafter; subject to additional modifications as set forth in the Credit Agreement.

The Credit Agreement also contains certain customary events of default, including, among others, defaults based on certain bankruptcy and insolvency events, nonpayment, cross-defaults to other debt, breach of specified covenants, ERISA events, material monetary judgments, change of control events, the material inaccuracy of representations and warranties, invalidity of loan documents or a guarantee, and material invalidity of security interests.  If an event of default occurs and is continuing under the Credit Agreement, the Credit Agreement provides that the agent shall at the request, or may with the consent, of the required lenders, terminate the commitments thereunder, declare amounts outstanding, including principal and accrued interest and fees, payable immediately, and enforce any and all rights and interests.

The foregoing summary description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 10, 2018, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

(d)    Appointment of New Directors. As contemplated by the Merger Agreement, at the Effective Time, the size of the board of directors of SAIC (the “SAIC Board”) was increased from nine to eleven directors and the Board appointed David M. Kerko and Katharina G. McFarland (collectively, the “Engility Designated Directors”) to fill the two newly-created directorships.

The Board has determined that each of the Engility Designated Directors is independent. Mr. Kerko was appointed to serve on the Audit Committee and the Human Resources and Compensation Committee of the SAIC Board. Mr. Kerko qualifies both as financially literate and as a financial expert under the NYSE Rules. Ms. McFarland was appointed to serve on the Classified Business Oversight Committee and the Ethics and Corporate Responsibility Committee of the SAIC Board.

Mr. Kerko served as a director on Engility’s Board of Directors and as a member of Engility’s Nominating/Corporate Governance Committee from February 2015 until the Effective Time. Mr. Kerko has also served as a consultant to Kohlberg Kravis Roberts & Co. L.P. (“KKR”) since February 2015. Mr. Kerko was a director of TASC from 2009 until February 2015, and until February 2015 Mr. Kerko was an executive of KKR. Mr. Kerko joined KKR in 1998 and is a former member of the Technology industry team within KKR’s Private Equity platform. He was actively involved in KKR’s investments in Borden, Toys ‘R’ Us, TASC, NXP (formerly Philips Semiconductor), Savant and Sonos. Mr. Kerko also serves on the board of directors of Aceco, Savant, Sonos and Transphorm Inc. Prior to joining KKR, Mr. Kerko was with Gleacher NatWest Inc., where he was involved in a broad range of merger and acquisition transactions and financing work. He holds a B.S. and B.S.E., summa cum laude, from the University of Pennsylvania.

Ms. McFarland served as a director on Engility’s Board of Directors from June 30, 2017 until the Effective Time. Prior to joining Engility, she retired from civil service as the Assistant Secretary of Defense for Acquisition on January 20, 2017. She was appointed to this position in 2012 by then President Barack Obama and confirmed by the U.S. Senate. During her ASD tenure, she was also appointed Acting Assistant Secretary of the Army for Acquisitions, Logistics & Technology and Army Acquisition Executive. Prior to her 2012 ASD appointment, Ms. McFarland served as President of the Defense Acquisition University from November, 2010 to May, 2012. From May 2006 to November 2010, she was the Director of Acquisition, Missile Defense Agency. Ms. McFarland began her civil service career in 1986 at Headquarters, U.S. Marine Corps as a general engineer. Ms. McFarland received an Honorary Doctoral degree in Engineering from the University of Cranfield, United Kingdom, and a Bachelor of Science degree from Queens University in Kingston, Canada, with accreditations in Materials, Electronics and Civil Engineering.

Each of the Engility Designated Directors will participate in SAIC’s outside director compensation program described in SAIC’s definitive proxy statement on Form 424B3 that was filed with the Commission on December 4, 2018. In addition, each of the Engility Designated Directors has rights to ongoing indemnification and insurance coverage as provided in the Merger Agreement and is expected to execute and receive the benefit of SAIC’s standard form of indemnification agreement for directors and executive officers.

Item 8.01.	Other Events.

On January 14, 2019, SAIC issued a press release announcing the completion of the Merger. A copy of the press release issued is filed as Exhibit 99.1 to, and is incorporated by reference into, this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(a)          Financial Statements of Business Acquired.

The financial statements of Engility required by this item were previously filed and incorporated by reference in the Company’s Registration Statement on Form S-4 dated December 4, 2018.

(b)          Pro Forma Financial Statements.

The pro forma financial information required by this item was previously filed and incorporated by reference in the Company’s Registration Statement on Form S-4 dated December 4, 2018.

(d)          Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of September 9, 2018, among Science Applications International Corporation, a Delaware corporation, Engility Holdings, Inc., a Delaware corporation and Raptors Merger Sub, Inc., a Delaware corporation (incorporated by reference herein to Exhibit 2.1 to the Company’s Current Report on Form 8-K as filed with the SEC on September 10, 2018).*

10.1	Supplement No. 1 to the Amended & Restated Guarantee and Collateral Agreement dated January 14, 2019.

99.1	Press release dated January 14, 2019.

*
Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and other similar attachments upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2019

Science Applications International Corporation

By:	/s/ Steven G. Mahon
Steven G. Mahon
Executive Vice President, General Counsel and
Corporate Secretary